Summary prospectus

Nomura ETF Trust

Nomura High Yield Total Return ETF	HFIX
Exchange: NYSE Arca, Inc.

October 1, 2026

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at global.nomuraassetmanagement.com/investments/etf. You can also get this information at no cost by calling 844-469- 9911. The Fund’s statutory prospectus and statement of additional information, both dated October 1, 2026 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus

NOMURA HIGH YIELD TOTAL RETURN ETF
Ticker Symbol: HFIX	Exchange: NYSE Arca, Inc.

What is the Fund’s investment objective?

Nomura High Yield Total Return ETF seeks current yield and capital growth.

What are the Fund’s fees and expenses?

The following table describes the fees and expenses that you will incur if you buy, hold, and sell shares of the Fund. You may also incur other fees, such as usual and customary brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and the Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.45%
Distribution and service (12b-1) fees	None
Other expenses[1]	None
Total annual Fund operating expenses	0.45%

[1]	Other expenses are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$46	$144

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of high yield bonds (also known as “junk bonds”) rated below investment grade by Moody’s, S&P, or Fitch, or, if unrated, determined to be of comparable quality by Nomura Corporate Research and Asset Management Inc. (“NCRAM” or the “Sub-Adviser”), the Fund’s sub-adviser.

The Fund defines high yield bonds to include the following (provided they are rated below investment-grade or unrated but deemed to be of comparable quality by the Sub-Adviser): fixed, variable and floating rate obligations; bank loans in the form of assignments or participations; payment-in-kind securities; deferred payment securities; restricted securities; convertible securities; zero-coupon bonds; and debt obligations. The Fund may invest in new issuances of high yield bonds. The Fund may invest in distressed high yield bonds. Maturity is not a consideration in selecting the Fund’s investments. The Fund may invest in new issuances of debt. The Fund may engage in active and frequent trading in seeking to achieve its investment objective and principal investment strategies.

In addition to investing in high yield bonds, NCRAM can invest up to 20% of the Fund’s net assets in a wide range of other securities, including investment grade bonds, bank loans, preferred securities, and money market instruments.

Up to 20% of the Fund’s net assets may be invested in securities not denominated in U.S. dollars. The Fund may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund’s foreign investments (U.S. dollar or non-U.S. dollar-denominated) may include companies in, or governments of, emerging market countries.

The Fund may invest up to 10% of its net assets in convertible bonds. Convertible bonds will be counted toward the Fund’s 80% policy to the extent they have characteristics similar to the securities included within that policy. Convertible bonds generally are debt securities that may be converted into common stock. Convertible bonds typically pay current income as interest. A convertible bond’s value usually reflects both the stream of current income payments and the market value of the underlying stock.

Summary prospectus

The Fund’s bank loan investments, limited to up to 20% of its net assets, may be in loan assignments and participations, each of which may include Senior Loans. Senior Loans are loans that have a right to payment senior to most other debts of the borrower. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions (the “Lenders”) represented in each case by one or more such Lenders acting as agent (the “Agent”) of the several Lenders. On behalf of the Lenders, the Agent is primarily responsible for negotiating the loan agreement (“Loan Agreement”) that establishes the relative terms and conditions of the Senior Loan and rights of the borrower and the Lenders. The Fund usually will purchase assignments (“Assignments”) of portions of loans from third-parties. Loans often are secured by specific assets of the borrower, although the Fund may invest in loans that are not secured by any collateral. From time to time the Fund may also invest in a loan by buying a participation interest in the corporate loan from a co-lender or a participant (“Participation Interests”). The Fund may invest in loans that pay interest at rates that are fixed, floating or variable.

The Fund may invest in zero-coupon securities (“Zeros”), pay-in-kind securities (“PIKs”) and deferred payment securities acquired at a discount. Zeros are fixed income securities that do not make regular interest payments. Instead, Zeros are sold at a discount from their face value. The difference between a Zero’s issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. PIKs are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain Zeros until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. These are all types of high yield bonds on which the holder does not receive periodic cash payments of interest or principal. Even though the Fund will not receive cash periodic coupon payments on these securities, the Fund will be deemed to have received income (“phantom income”) annually. Generally, these securities are subject to greater price volatility and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals.

The Fund may also invest in common stock, limited to up to 10% of its net assets, of issuers of any market capitalization that are located anywhere in the world. The Fund will not purchase common stock directly, but may acquire it through restructurings or other corporate actions.

The Fund may up to 10% of its net assets invest in distressed securities and distressed high yield bonds, which may be subject to bankruptcy proceedings or may be in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P or Fitch) or which, if unrated, are in the judgment of NCRAM of equivalent quality. The Fund will generally make such investments only when NCRAM believes it is reasonably likely that the issuer of the distressed security will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities.

NCRAM believes that a total return strategy driven by credit research and a team effort is the best way to generate alpha in high yield. The core of this strategy is a “Strong Horse” investment philosophy. The goal of NCRAM is to find Strong Horse companies that can carry their debt loads through the economic cycle, generating strong, sustainable cash flows that enable them to de-lever their balance sheets and improve their ratings. As their credit quality improves, bond income is supplemented by capital appreciation. NCRAM believes Strong Horse companies are less likely to default on payments of principal or interest. In addition to spread compression and income, NCRAM believes that a significant amount of alpha in high yield is to be found by avoiding problems throughout the cycle. The approach is collaborative, with ideas generated by the whole team. Analysts are organized on a sector basis and focus on the return being offered for the risk being taken. Trading is proactive and is a potential source of additional alpha.

NCRAM primarily employs a bottom-up (researching individual issuers) approach to identify Strong Horse companies across the ratings spectrum, carefully weigh business and financial risk, and quickly seize opportunities and avoid losses. NCRAM to a lesser extent also uses a top-down overlay, identifying areas of the high yield market that it believes are undervalued relative to the rest of the market. NCRAM seeks to mitigate the risks associated with high yield bonds, by diversifying the Fund’s holdings by issuer and industry.

The Fund’s 80% policy is nonfundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.

What are the principal risks of investing in the Fund?

Investing in any exchange-traded fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. Unlike many ETFs, the Fund is actively managed and does not seek to replicate the performance of a specified index. The Fund’s principal risks include:

High yield bond (junk bond) risk – The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Interest rate risk – The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more

Summary prospectus

sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

Credit risk – The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Market risk – The risk that all or a majority of the securities in a certain market - such as the stock or bond market - will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Fixed income market risk – The risk that the Fund’s fixed income securities will decline in value in response to economic development, particularly changes in interest rates.

Active management and selection risk – The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the Fund’s benchmark index.

Liquidity risk – The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

ETF risk – The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized participants, market makers and liquidity providers concentration risk,” “Secondary market trading risk” and “Shares may trade at prices other than NAV risk.”

●	Authorized participants, market makers and liquidity providers concentration risk — Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace, and they have no obligation to submit creation or redemption orders. To the extent either of the following events occur, the Fund’s shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold.

●	Secondary market trading risk — Although the Fund’s shares are listed on a national securities exchange, NYSE Arca, Inc. (“Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in the Fund’s shares on the Exchange may be halted. An exchange or market may also issue trading halts on specific securities or financial instruments. As a result, the ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation/redemption process or affect the price at which shares trade in the secondary market.

●	Shares may trade at prices other than NAV risk — As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The Fund’s NAV is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings, while the trading price of the shares fluctuates continuously throughout trading hours on the Exchange, based on both the relative market supply of, and demand for, the shares and the underlying value of the Fund’s holdings. As a result, although it is expected that the market price of the Fund’s shares will approximate the Fund’s NAV, there may be times when the market price of the Fund’s shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Bank loans risk – The risk that the Fund’s investments in bank loans may expose it to borrower and intermediary credit risk, limited enforcement and collateral rights, illiquidity, valuation challenges, and reduced legal protections, which may impair the Fund’s ability to receive payments or realize the full value of its investment.

Convertible securities and preferred securities risk – Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Distressed securities risk – The risk that the Fund may lose its entire investment or be required to accept cash or securities with a value less than its original investment due to the increased risk of default.

Foreign and emerging markets risk – The risk that investments in foreign securities (particularly those of issuers in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards. Securities of issuers in emerging markets may be subject to greater risks than securities of issuers in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility. In addition, where all or a portion of the Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading is open, there may be differences between the last quote from the security’s closed foreign market and the value of the security during the Fund’s domestic trading day. This in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Summary prospectus

Geographic focus risk – The risk that local political and economic conditions could adversely affect the performance of a fund investing a substantial amount of assets in securities of issuers located in a single country or a limited number of countries.

Prepayment and extension risk – The risk that, in declining interest rate environments, fixed income securities with stated interest rates may have the principal paid earlier than expected, which could reduce the Fund’s returns, or in rising interest rates could extend the duration of a fixed income security, typically reducing the security’s value.

New issue risk – The risk that, due to the limited markets for new issues, the market value of newly issued securities may fluctuate considerably.

Zero-coupon securities risk – The risk that changing market conditions could more radically affect the market value of the Fund’s zero-coupon securities than that of other fixed income securities with similar maturities and credit quality that pay interest periodically.

Pay-in-kind securities risk – The risk that the Fund may have to sell portfolio securities under disadvantageous circumstances to generate sufficient cash to satisfy income distribution requirements.

Deferred payment securities risk – The risk that these securities may be subject to greater price fluctuations when interest rates change than securities that currently pay interest. Additionally, during the time that interest payments are not being made on these securities, holders are deemed to receive income (phantom income) annually, even though cash is not received.

Restricted securities risk – The risk, due to the lack of a public trading market and contractual restrictions on resale, the Fund may have difficulty reselling restricted securities at a time when such sale would be desirable and the sale price could be less than those originally paid by the Fund or less than the fair market value.

Equity risk – The risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate significantly from day-to-day.

Small- and mid-market capitalization company risk – The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Call risk – The risk that a bond issuer will prepay the bond during periods of low interest rates, forcing a fund to reinvest that money at interest rates that might be lower than rates on the called bond.

Portfolio turnover risk – The risk that the Fund’s investment strategy may result in higher transaction costs and additional capital gains tax liabilities, which may in turn affect the Fund’s performance.

Principal loss risk – The risk that, at any given time, your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the Fund.

Redemption risk – The risk that the Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value, which could hurt the Fund’s performance. Redemption risk is heightened during periods of declining or illiquid markets.

New fund risk – The Fund is a newly organized, diversified management investment company with limited operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board may determine to liquidate the Fund.

How has the Nomura High Yield Total Return ETF performed?

Because the Fund is new, it has no performance history. Once the Fund has commenced operations, you can obtain updated performance information at global.nomuraassetmanagement.com/investments/etf or by calling 844-469-9911. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Nomura Investment Management Business Trust (NIMBT), a Delaware statutory trust

Sub-adviser

Nomura Corporate Research and Asset Management Inc. (NCRAM)

Portfolio managers	Title with NCRAM	Start date on the Fund
David Crall, CFA	Chief Executive Officer and Chief Investment Officer	Since inception (October 2026)
Steve Kotsen, CFA	Portfolio Manager, US High Yield Lead	Since inception (October 2026)
Amy Yu Chang, CFA	Portfolio Manager, BB-B High Yield Lead	Since inception (October 2026)
Chris Parham, CFA	Assistant Portfolio Manager, US High Yield	Since inception (October 2026)

Purchase and redemption of Fund shares

The Fund is an ETF. As an ETF, only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund issues or redeems shares that have been aggregated into

Summary prospectus

blocks of 25,000 shares or multiples thereof (Creation Units) to APs who have entered into agreements with the Fund’s distributor, Foreside Financial Services, LLC. The Fund will generally issue or redeem Creation Units in exchange for a basket of securities (and/or an amount of cash) that the Fund specifies each day. Individual shares of the Fund may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at global.nomuraassetmanagement.com/investments/etf.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for certain Fund-related activities, including those that are designed to make the intermediary more knowledgeable about exchange traded products, such as the Fund, as well as for marketing, education or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SMPR-HFIX